UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 29, 2009
Date of Report (Date of earliest event reported)

EMCORE CORPORATION
Exact Name of Registrant as Specified in its Charter

New Jersey	0-22175	22-2746503
State of Incorporation	Commission File Number	IRS Employer Identification Number

10420 Research Road, SE, Albuquerque, NM  87123
Address of principal executive offices, including zip code

(505) 332-5000
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□             Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 29, 2009, Christopher Larocca was appointed Chief Operating Officer of EMCORE Corporation ("EMCORE" or the "Company").  Mr. Larocca, age 36, has served as Executive Vice President and General Manager for EMCORE’s Photovoltaics division since February 2009. Previous to that, Mr. Larocca served as Vice President and General Manager of EMCORE’s Broadband Division since March 2007.  Mr. Larocca joined the Company in May 2004 as Senior Director of Business Development and Product Strategy, and from January 2005 to March 2007 he served as Sr. Director, Marketing & Sales. Prior to joining EMCORE, Mr. Larocca served as Vice President of GELcore, a solid-state lighting joint venture between EMCORE Corporation and General Electric.

Mr. Larocca will continue to be paid an annual base salary of $210,870, and will be eligible for a bonus to be determined, based on a target of 50% of his base salary and on Company and individual performance, pursuant to the Company’s fiscal year 2009 Bonus Plan.

Mr. Larocca’s employment is at-will and may be terminated by the Company or by Mr. Larocca at any time. In connection with his promotion, on May 29, 2009, Mr. Larocca was also granted options to purchase 200,000 shares of EMCORE common stock pursuant to the EMCORE Corporation 2000 Stock Option Plan.  The options will vest in equal amounts over 4 years and will expire on May 29, 2019.   Mr. Larocca is also eligible to participate in the Company’s Severance Plan for Chief-level officers, and he will continue to participate in other employee benefit plans that are generally available to EMCORE employees.

There is no understanding or arrangement between Mr. Larocca and any other person or persons with respect to his employment as the Chief Operating Officer and there are no family relationships between Mr. Larocca and any director or other executive officer or person nominated or chosen by the Company to become a director or executive officer. There have been no transactions, nor are there any currently proposed transactions, to which the Company was or is to be a participant in which Mr. Larocca or any member of his immediate family had, or will have, a direct or indirect material interest.

A copy of the June 4, 2009 press release announcing the promotion of Mr. Larocca to Chief Operating Officer is furnished as Exhibit 99.1 to this Form 8-K.

Item 9.01.     Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description

99.1	Press Release, dated June 4, 2009, issued by EMCORE Corporation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMCORE CORPORATION
Dated: June 4, 2009	By: /s/ John M. Markovich Name: John M. Markovich Title: Chief Financial Officer